EATON VANCE-ATLANTA CAPITAL INTERMEDIATE BOND FUND Supplement to Prospectus dated February 1, 2006

1. The name of the Fund has been changed to the following:

Eaton Vance-Atlanta Capital Bond Fund

2. The following replaces the first paragraph in “Investment Objective and Principal Strategies.” under “Fund Summaries - Eaton Vance-Atlanta Capital Intermediate Bond Fund”:

Investment Objective and Principal Strategies. The Fund’s investment objective is to balance current income with capital preservation. The Fund normally invests in debt securities rated primarily A or above by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”) or, if unrated, determined by the investment adviser to be of equivalent quality. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities; corporate bonds; and mortgage-backed and asset-backed securities. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities.

3. The following replaces the second paragraph under “Investment Objectives & Principal Policies and Risks”:

Bond Fund. Bond Fund’s investment objective is to balance current income with capital preservation. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. The Fund normally invests in debt securities rated primarily A or above by Moody’s, S&P or Fitch, or, if unrated, determined by the investment adviser to be of equivalent quality. The Fund’s average portfolio duration is generally expected to be between two and five years, but may vary depending on the interest rate environment. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities; corporate bonds; and mortgage-backed and asset backed securities, including collateralized mortgage obligations. Mortgage-backed and asset-backed securities represent interests in a pool of assets, such as mortgage loans, car receivables or credit card receivables. The Fund may also invest in lower rated debt securities. When selecting securities, the Fund’s investment adviser takes into account economic and market conditions as well as issuer-specific data.

October 9, 2006	ATLIPROSPS